Tidal Trust II 485BPOS

Exhibit 99.(m)

TIDAL TRUST II

DISTRIBUTION (RULE 12b-1) PLAN

The following Distribution (Rule 12b-1) Plan (the “Plan”) has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Act”), by Tidal Trust II (the “Trust”), a Delaware statutory trust, on behalf of the series of the Trust listed on Schedule A as may be amended from time to time (each, a “Fund”). The Plan has been approved by a majority of the Trust’s Board of Trustees (the “Board”), including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any Rule 12b-1 Agreement (as defined below) (the “Disinterested Trustees”), cast in person at a meeting called for the purpose of voting on such Plan.

In approving the Plan, the Board determined that adoption of the Plan would be prudent and in the best interests of each Fund and its shareholders. Such approval by the Board of Trustees included a determination, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.

The provisions of the Plan are as follows:

1.    PAYMENTS BY THE FUND TO PROMOTE THE SALE OF FUND SHARES

The Trust, on behalf of each identified Fund, will pay the principal distributor of the Fund’s shares (the “Distributor”), a distribution fee and/or shareholder servicing fee equal to a percentage of the average daily net assets of each Fund as shown on Schedule A in connection with the promotion and distribution of Fund shares and the provision of personal services to shareholders and the maintenance of shareholder accounts, including, but not necessarily limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Fund shares; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including authorized participants with whom the Distributor has entered into written authorized participant agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain authorized participants for providing assistance in distributing the shares of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of Fund shares; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; and (vi) facilitating communications with beneficial owners of shares, including the cost of providing (or paying others to provide) services to beneficial owners of shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts. The Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person (the “Recipient”) who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement (the “Rule 12b-1 Agreement”), a form of which is attached hereto as Appendix A with respect to each Fund. To the extent not so paid by the Distributor, such amounts may be retained by the Distributor. Payment of these fees shall be made monthly promptly following the close of the month.

2. RULE 12b-1 AGREEMENTS

(a) No Rule 12b-1 Agreement shall be entered into with respect to a Fund and no payments shall be made pursuant to any Rule 12b-1 Agreement, unless such Rule 12b-1 Agreement is in writing and the form of which has first been delivered to and approved by a vote of a majority of the Board, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Agreement. The form of Rule 12b-1 Agreement relating to the Funds attached hereto as Appendix A has been approved by the Board as specified above.

(b) Any Rule 12b-1 Agreement shall describe the services to be performed by the Recipient and shall specify the amount of, or the method for determining, the compensation to the Recipient.

(c) No Rule 12b-1 Agreement may be entered into unless it provides (i) that it may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of a majority of the shareholders of the Fund, or by vote of a majority of the Disinterested Trustees, on not more than 60 days’ written notice to the other party to the Rule 12b-1 Agreement, and (ii) that it shall automatically terminate in the event of its assignment.

(d) Any Rule 12b-1 Agreement shall continue in effect for a period of more than one year from the date of its execution only if such continuance is specifically approved at least annually by a vote of a majority of the Board, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Agreement.

3.    QUARTERLY REPORTS

The Distributor shall provide to the Board, and the Board shall review at least quarterly, a written report of all amounts expended pursuant to the Plan. This report shall include the identity of the recipient of each payment and the purpose for which the amounts were expended and such other information as the Board may reasonably request.

4.    EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall become effective immediately upon approval by the vote of a majority of the Board, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the approval of the Plan. The Plan shall continue in effect with respect to each Fund for a period of one year from its effective date unless terminated pursuant to its terms. Thereafter, the Plan shall continue with respect to each Fund from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan, or any Rule 12b-1 Agreement, may be terminated with respect to a Fund at any time, without penalty, on not more than 60 days’ written notice by a majority vote of shareholders of the Fund, or by vote of a majority of the Disinterested Trustees.

5.    SELECTION OF DISINTERESTED TRUSTEES

During the period in which the Plan is effective, the selection and nomination of those Trustees who are Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees.

6.    AMENDMENTS

All material amendments of the Plan shall be in writing and shall be approved by a vote of a majority of the Board, and of the Disinterested Trustees, cast in person (or virtually if permitted by the SEC) at a meeting called for the purpose of voting on such amendment. In addition, the Plan may not be amended to increase materially the amount to be expended by a Fund hereunder without the approval by a majority vote of shareholders of such Fund.

7.    RECORDKEEPING

The Trust shall preserve copies of the Plan, any Rule 12b-1 Agreement and all reports made pursuant to Section 3 for a period of not less than six years from the date of this Plan, any such Rule 12b-1 Agreement or such reports, as the case may be, the first two years in an easily accessible place.

Adopted: June 29, 2022

Last Amended: September 16, 2025

Schedule A

to the

Distribution (Rule 12b-1) Plan

Series of Tidal Trust II	Rule 12b-1 Fee
Carbon Collective Climate Solutions U.S. Equity ETF	Up to 0.25% of average daily net assets
Carbon Collective Short Duration Green Bond ETF	Up to 0.25% of average daily net assets
YieldMax® Innovation Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® KWEB Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® Gold Miners Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® XBI Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® TLT Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® AAPL Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® AMZN Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® BRK.B Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® COIN Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® META Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® GOOGL Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® NFLX Option Income Strategy ETF	Up to 0.25% of average daily net assets

YieldMax® NVDA Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® XYZ Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® TSLA Option Income Strategy ETF	Up to 0.25% of average daily net assets
Nicholas Fixed Income Alternative ETF	Up to 0.25% of average daily net assets
Pinnacle Focused Opportunities ETF	Up to 0.25% of average daily net assets
Return Stacked® Bonds & Managed Futures ETF	Up to 0.25% of average daily net assets
Return Stacked® Global Stocks & Bonds ETF	Up to 0.25% of average daily net assets
Return Stacked® U.S. Stocks & Managed Futures ETF	Up to 0.25% of average daily net assets
DGA Core Plus Absolute Return ETF	Up to 0.25% of average daily net assets
Tactical Advantage ETF	Up to 0.25% of average daily net assets
Roundhill Generative AI & Technology ETF	Up to 0.25% of average daily net assets
Blueprint Chesapeake Multi-Asset Trend ETF	Up to 0.25% of average daily net assets
Grizzle Growth ETF	Up to 0.25% of average daily net assets
Cboe® Validus S&P 500® Dynamic PutWrite Index ETF	Up to 0.25% of average daily net assets
YieldMax® ABNB Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® AMD Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® MRNA Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® PYPL Option Income Strategy ETF	Up to 0.25% of average daily net assets

YieldMax® DIS Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® JPM Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® MSFT Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® XOM Option Income Strategy ETF	Up to 0.25% of average daily net assets
Defiance Nasdaq 100 Enhanced Options & 0DTE Income ETF	Up to 0.25% of average daily net assets
Defiance S&P 500 Enhanced Options & 0DTE Income ETF	Up to 0.25% of average daily net assets
Defiance R2000 Enhanced Options & 0DTE Income ETF	Up to 0.25% of average daily net assets
Defiance Treasury Alternative Yield ETF	Up to 0.25% of average daily net assets
Defiance Developed Markets Enhanced Options Income ETF	Up to 0.25% of average daily net assets
Defiance Emerging Markets Enhanced Options Income ETF	Up to 0.25% of average daily net assets
Defiance Nasdaq 100 Income Target ETF	Up to 0.25% of average daily net assets
Defiance S&P 500 Income Target ETF	Up to 0.25% of average daily net assets
Defiance R2000 Income Target ETF	Up to 0.25% of average daily net assets
Defiance Gold Enhanced Options Income ETF	Up to 0.25% of average daily net assets
Defiance Silver Enhanced Options Income ETF	Up to 0.25% of average daily net assets
Defiance Oil Enhanced Options Income ETF	Up to 0.25% of average daily net assets
Defiance Treasury Enhanced Options Income ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long LLY ETF	Up to 0.25% of average daily net assets

Defiance Daily Target 2X Long MSTR ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long NVO ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long AVGO ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long SMCI ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long RIOT ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long Copper ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long China Dragons ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long Solar ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Short MSTR ETF	Up to 0.25% of average daily net assets
YieldMax® AI Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® ROKU Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® SNOW Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® ZM Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® ADBE Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® NKE Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® ORCL Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® INTC Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® BIIB Option Income Strategy ETF	Up to 0.25% of average daily net assets

YieldMax® BA Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® TGT Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® Universe Fund of Option Income ETFs	Up to 0.25% of average daily net assets
YieldMax® Magnificent 7 Fund of Option Income ETFs	Up to 0.25% of average daily net assets
YieldMax® Ultra Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® MSTR Option Income Strategy ETF	Up to 0.25% of average daily net assets
CoreValues Alpha Greater China Growth ETF	Up to 0.25% of average daily net assets
CoreValues Alpha America’s Digital Growth ETF	Up to 0.25% of average daily net assets
CoreValues Alpha India Growth ETF	Up to 0.25% of average daily net assets
Hilton Small-MidCap Opportunity ETF	Up to 0.25% of average daily net assets
Quantify Absolute Income ETF	Up to 0.25% of average daily net assets
iREIT® - MarketVector Quality REIT Index ETF	Up to 0.25% of average daily net assets
YieldMax® Short TSLA Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® Short Innovation Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® Short NVDA Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® Short COIN Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® Short AAPL Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® Short N100 Option Income Strategy ETF	Up to 0.25% of average daily net assets

Even Herd Long Short ETF	Up to 0.25% of average daily net assets
Peerless Option Income Wheel ETF	Up to 0.25% of average daily net assets
Return Stacked® Bonds & Futures Yield ETF	Up to 0.25% of average daily net assets
Return Stacked® U.S. Stocks & Futures Yield ETF	Up to 0.25% of average daily net assets
YieldMax® Bitcoin Option Income Strategy ETF	Up to 0.25% of average daily net assets
Clockwise Core Equity & Innovation ETF	Up to 0.25% of average daily net assets
Cambria Chesapeake Pure Trend ETF	Up to 0.25% of average daily net assets
Nicholas Global Equity and Income ETF	Up to 0.25% of average daily net assets
YieldMax® BABA Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® CVNA Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® DKNG Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® HOOD Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® JD Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® MARA Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® PDD Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® PLTR Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® RBLX Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® SHOP Option Income Strategy ETF	Up to 0.25% of average daily net assets

YieldMax® SMCI Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® TSM Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® Ether Option Income Strategy ETF	Up to 0.25% of average daily net assets
Defiance Large Cap ex-Mag 7 ETF	Up to 0.25% of average daily net assets
STKD Bitcoin & Gold ETF	Up to 0.25% of average daily net assets
YieldMax® Target 12TM Semiconductor Option Income ETF	Up to 0.25% of average daily net assets
YieldMax® Target 12TM BioTech & Pharma Option Income ETF	Up to 0.25% of average daily net assets
YieldMax® Target 12TM Energy Option Income ETF	Up to 0.25% of average daily net assets
YieldMax® Target 12TM Real Estate Option Income ETF	Up to 0.25% of average daily net assets
YieldMax® Target 12TM Tech & Innovation Option Income ETF	Up to 0.25% of average daily net assets
YieldMax® Target 12TM Big 50 Option Income ETF	Up to 0.25% of average daily net assets
YieldMax® Dorsey Wright Hybrid 5 Income ETF	Up to 0.25% of average daily net assets
YieldMax® Dorsey Wright Featured 5 Income ETF	Up to 0.25% of average daily net assets
YieldMax® AI & Tech Portfolio Option Income ETF	Up to 0.25% of average daily net assets
YieldMax® Crypto Industry & Tech Portfolio Option Income ETF	Up to 0.25% of average daily net assets
YieldMax® China Portfolio Option Income ETF	Up to 0.25% of average daily net assets
YieldMax® Semiconductor Portfolio Option Income ETF	Up to 0.25% of average daily net assets
YieldMax® Biotech & Pharma Portfolio Option Income ETF	Up to 0.25% of average daily net assets

YieldMax® Ultra Short Option Income Strategy ETF	Up to 0.25% of average daily net assets
Return Stacked® Bonds & Merger Arbitrage ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long SOFI ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long AMAT ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long GOLD ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long ORCL ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long FSLR ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long DKNG ETF	Up to 0.25% of average daily net assets
Defiance Hot Sauce 3X Strategy ETF	Up to 0.25% of average daily net assets
Defiance AI & Power Infrastructure ETF	Up to 0.25% of average daily net assets
YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® S&P 500 0DTE Covered Call Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® R2000 0DTE Covered Call Strategy ETF	Up to 0.25% of average daily net assets
STKd 100% COIN & 100% NVDA ETF	Up to 0.25% of average daily net assets
STKd 100% NVDA & 100% MSTR ETF	Up to 0.25% of average daily net assets
STKd 100% MSTR & 100% COIN ETF	Up to 0.25% of average daily net assets
STKd 100% COIN & 100% HOOD ETF	Up to 0.25% of average daily net assets
STKd 100% NVDA & 100% AMD ETF	Up to 0.25% of average daily net assets

STKd 100% TSLA & 100% MSTR ETF	Up to 0.25% of average daily net assets
STKd 100% TSLA & 100% NVDA ETF	Up to 0.25% of average daily net assets
STKd 100% SMCI & 100% NVDA ETF	Up to 0.25% of average daily net assets
STKd 100% UBER & 100% TSLA ETF	Up to 0.25% of average daily net assets
STKd 100% META & 100% AMZN ETF	Up to 0.25% of average daily net assets
YieldMax® MSTR Short Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® AMD Short Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® AMZN Short Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® MARA Short Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® Bitcoin Short Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® META Short Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® SMCI Short Option Income Strategy ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long MSTR ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income MSTR ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long HIMS ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long IONQ ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long RKLB ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long CVNA ETF	Up to 0.25% of average daily net assets

Defiance Daily Target 2X Long HOOD ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long VST ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long JPM ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long PENN ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long SOUN ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long MRVL ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long RGTI ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Short RIOT ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Short SMCI ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Short LLY ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long DJT ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long RDDT ETF	Up to 0.25% of average daily net assets
Defiance Trillion Dollar Club Index ETF	Up to 0.25% of average daily net assets
Defiance Nasdaq 100 LightningSpread™ Income ETF	Up to 0.25% of average daily net assets
Defiance S&P 500 LightningSpread™ Income ETF	Up to 0.25% of average daily net assets
Defiance Russell 2000 LightningSpread™ Income ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Short CVNA ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Short IONQ ETF	Up to 0.25% of average daily net assets

Defiance Daily Target 2X Short PLTR ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Short RKLB ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long ARM ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long UBER ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long ANET ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long PM ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ AI Option Income ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ AMD Option Income ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ AMZN Option Income ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ COIN Option Income ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ MARA Option Income ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ MSTR Option Income ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ NVDA Option Income ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ PLTR Option Income ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ SMCI Option Income ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ TSLA Option Income ETF	Up to 0.25% of average daily net assets
Return Stacked® U.S. Stocks & Gold/Bitcoin ETF	Up to 0.25% of average daily net assets
Nicholas Crypto Income ETF	Up to 0.25% of average daily net assets

Hilton BDC Corporate Bond ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ Bitcoin Option Income ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2x Long OKLO ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2x Long QBTS ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2x Short RGTI ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2x Short QBTS ETF	Up to 0.25% of average daily net assets
Defiance MSTR Double Short Hedged ETF	Up to 0.25% of average daily net assets
Defiance Nasdaq 100 Double Short Hedged ETF	Up to 0.25% of average daily net assets
Defiance 2X Daily Long Pure Quantum ETF	Up to 0.25% of average daily net assets
Defiance MAGA Seven ETF	Up to 0.25% of average daily net assets
Defiance Vol Carry Hedged ETF	Up to 0.25% of average daily net assets
Defiance Enhanced Short Vol ETF	Up to 0.25% of average daily net assets
Defiance Enhanced Long Vol ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income AAPL ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income AMD ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income AMZN ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income BRK.B ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income COIN ETF	Up to 0.25% of average daily net assets

Defiance Leveraged Long + Income GOOGL ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income HIMS ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income HOOD ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income META ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income NFLX ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income NVDA ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income PLTR ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income SMCI ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income TSLA ETF	Up to 0.25% of average daily net assets
YieldMax® RDDT Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® GME Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® AFRM Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® CRWD Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® UBER Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® ARM Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® AVGO Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® HIMS Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® APP Option Income Strategy ETF	Up to 0.25% of average daily net assets

YieldMax® LLY Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® SPOT Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® IONQ Option Income Strategy ETF	Up to 0.25% of average daily net assets
LevMax™ Bitcoin [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ COIN [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ MSTR [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ NVDA [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ PLTR [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ TSLA [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ AMZN [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ BRK-B [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ MSFT [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ HOOD [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ RDDT [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ SMCI [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income Magnificent Seven ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income Nasdaq 100 ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income S&P 500 ETF	Up to 0.25% of average daily net assets

Defiance Leveraged Long + Income Ethereum ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income Bitcoin ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income CRCL ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income CRWV ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income GLXY ETF	Up to 0.25% of average daily net assets
YieldMax® GLXY Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® CRWV Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® CRCL Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® SCHD DoubleDiv™ ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long AEO ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long ALAB ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long APLD ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long AVAV ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long BLSH ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long DASH ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long ET ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long FIG ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long IREN ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long JOBY ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long KTOS ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long LMND ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long MP ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long MRNA ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long NBIS ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long NVTS ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long OSCR ETF	Up to 0.25% of average daily net assets

Defiance Daily Target 2X Long PONY ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long QS ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long RBRK ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long RCAT ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long ZETA ETF	Up to 0.25% of average daily net assets
Defiance SCHD Target 10 Income ETF	Up to 0.25% of average daily net assets

For all services rendered pursuant to the Rule 12b-1 Agreement, we shall pay you the fee shown above calculated as follows:

The above fee as a percentage of the average daily net assets of the Fund (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Trust or its agent, designate your firm as the customer’s dealer or service provider of record.

We shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund’s current prospectus, and pay to you, on the basis of such determination, the fee specified above, to the extent permitted under the Plan.

Appendix A

Rule 12b-1 Related Agreement

[Distributor Letterhead]

[Adviser name and address]

Ladies and Gentlemen:

This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to a Distribution (Rule 12b-1) Plan (the “Plan”) adopted by Tidal Trust II (the “Trust”), on behalf of the [__________________], a series of the Trust (the “Fund”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Act”). The Plan and this related agreement (the “Rule 12b-1 Agreement”) have been approved by a majority of the Board of Trustees of the Trust (the “Board”), including a majority of the Board who are not “interested persons” of the Trust, as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or in this or any other Rule 12b-1 Agreement (the “Disinterested Trustees”), cast in person (or virtually if permitted by the SEC) at a meeting called for the purpose of voting thereon. Such approval included a determination by the Board that, in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund or its shareholders.

1.    To the extent you provide distribution and marketing services in the promotion of the Fund’s shares and/or services to the Fund’s shareholders, including furnishing services and assistance to your customers who invest in and own shares, including, but not limited to, answering routine inquiries regarding the Fund and assisting in changing account designations and addresses, we shall pay you a fee as described on Schedule A. We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

You agree that all activities conducted under this Rule 12b-1 Related Agreement will be conducted in accordance with the Plan, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, the U.S. PATRIOT Act of 2001 and any applicable rules of the Financial Industry Regulatory Authority.

2.    You shall furnish us with such information as shall reasonably be requested either by the Board or by us with respect to the services provided and the fees paid to you pursuant to this Rule 12b-1 Agreement.

3.    We shall furnish to the Board, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us and the purposes for which such expenditures were made.

4.    This Rule 12b-1 Agreement may be terminated: (a) on 60 days’ written notice after the vote of a majority of shareholders, or (b) at any time by the vote of a majority of the Disinterested Trustees, in each case, without payment of any penalty. In addition, this Rule 12b-1 Agreement will be terminated by any act which terminates the Plan or the Distribution Agreement between the Trust and us and shall terminate immediately in the event of its assignment. This Rule 12b-1 Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer’s accounts following your receipt of such notice.

5.    This Rule 12b-1 Agreement shall become effective on the date accepted by you and shall continue in full force and effect so long as the continuance of the Plan and this Rule 12b-1 Agreement are approved at least annually by a vote of the Board and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting thereon. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or faxed to you at the address specified by you below.

[Distributor]

By:

Name:

Title:

Accepted:

(Dealer or Service Provider Name)

(Street Address)

(City)(State)(ZIP)

(Telephone No.)

(Facsimile No.)

By:

(Name and Title)

Schedule A

to the

Rule 12b-1 Related Agreement

For all services rendered pursuant to the Rule 12b-1 Agreement, we shall pay you the fee shown above calculated as follows:

The above fee as a percentage of the average daily net assets of the Fund (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Trust or its agent, designate your firm as the customer’s dealer or service provider of record.

We shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund’s current prospectus, and pay to you, on the basis of such determination, the fee specified above, to the extent permitted under the Plan.

Series of Tidal Trust II	Rule 12b-1 Fee

Carbon Collective Climate Solutions U.S. Equity ETF	Up to 0.25% of average daily net assets
Carbon Collective Short Duration Green Bond ETF	Up to 0.25% of average daily net assets
YieldMax® Innovation Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® KWEB Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® Gold Miners Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® XBI Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® TLT Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® AAPL Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® AMZN Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® BRK.B Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® COIN Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® META Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® GOOGL Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® NFLX Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® NVDA Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® XYZ Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® TSLA Option Income Strategy ETF	Up to 0.25% of average daily net assets
Nicholas Fixed Income Alternative ETF	Up to 0.25% of average daily net assets

Pinnacle Focused Opportunities ETF	Up to 0.25% of average daily net assets
Return Stacked® Bonds & Managed Futures ETF	Up to 0.25% of average daily net assets
Return Stacked® Global Stocks & Bonds ETF	Up to 0.25% of average daily net assets
Return Stacked® U.S. Stocks & Managed Futures ETF	Up to 0.25% of average daily net assets
DGA Core Plus Absolute Return ETF	Up to 0.25% of average daily net assets
Tactical Advantage ETF	Up to 0.25% of average daily net assets
Roundhill Generative AI & Technology ETF	Up to 0.25% of average daily net assets
Blueprint Chesapeake Multi-Asset Trend ETF	Up to 0.25% of average daily net assets
Grizzle Growth ETF	Up to 0.25% of average daily net assets
Cboe® Validus S&P 500® Dynamic PutWrite Index ETF	Up to 0.25% of average daily net assets
YieldMax® ABNB Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® AMD Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® MRNA Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® PYPL Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® DIS Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® JPM Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® MSFT Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® XOM Option Income Strategy ETF	Up to 0.25% of average daily net assets
Defiance Nasdaq 100 Enhanced Options & 0DTE Income ETF	Up to 0.25% of average daily net assets
Defiance S&P 500 Enhanced Options & 0DTE Income ETF	Up to 0.25% of average daily net assets
Defiance R2000 Enhanced Options & 0DTE Income ETF	Up to 0.25% of average daily net assets
Defiance Treasury Alternative Yield ETF	Up to 0.25% of average daily net assets
Defiance Developed Markets Enhanced Options Income ETF	Up to 0.25% of average daily net assets
Defiance Emerging Markets Enhanced Options Income ETF	Up to 0.25% of average daily net assets
Defiance Nasdaq 100 Income Target ETF	Up to 0.25% of average daily net assets
Defiance S&P 500 Income Target ETF	Up to 0.25% of average daily net assets
Defiance R2000 Income Target ETF	Up to 0.25% of average daily net assets
Defiance Gold Enhanced Options Income ETF	Up to 0.25% of average daily net assets
Defiance Silver Enhanced Options Income ETF	Up to 0.25% of average daily net assets
Defiance Oil Enhanced Options Income ETF	Up to 0.25% of average daily net assets
Defiance Treasury Enhanced Options Income ETF	Up to 0.25% of average daily net assets

Defiance Daily Target 2X Long LLY ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long MSTR ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long NVO ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long AVGO ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long SMCI ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long RIOT ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long Copper ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long China Dragons ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long Solar ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Short MSTR ETF	Up to 0.25% of average daily net assets
YieldMax® AI Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® ROKU Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® SNOW Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® ZM Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® ADBE Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® NKE Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® ORCL Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® INTC Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® BIIB Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® BA Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® TGT Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® Universe Fund of Option Income ETFs	Up to 0.25% of average daily net assets
YieldMax® Magnificent 7 Fund of Option Income ETFs	Up to 0.25% of average daily net assets
YieldMax® Ultra Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® MSTR Option Income Strategy ETF	Up to 0.25% of average daily net assets
CoreValues Alpha Greater China Growth ETF	Up to 0.25% of average daily net assets
CoreValues Alpha America’s Digital Growth ETF	Up to 0.25% of average daily net assets
CoreValues Alpha India Growth ETF	Up to 0.25% of average daily net assets
Hilton Small-MidCap Opportunity ETF	Up to 0.25% of average daily net assets
Quantify Absolute Income ETF	Up to 0.25% of average daily net assets
iREIT® - MarketVector Quality REIT Index ETF	Up to 0.25% of average daily net assets
YieldMax® Short TSLA Option Income Strategy ETF	Up to 0.25% of average daily net assets

YieldMax® Short Innovation Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® Short NVDA Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® Short COIN Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® Short AAPL Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® Short N100 Option Income Strategy ETF	Up to 0.25% of average daily net assets
Even Herd Long Short ETF	Up to 0.25% of average daily net assets
Peerless Option Income Wheel ETF	Up to 0.25% of average daily net assets
Return Stacked® Bonds & Futures Yield ETF	Up to 0.25% of average daily net assets
Return Stacked® U.S. Stocks & Futures Yield ETF	Up to 0.25% of average daily net assets
YieldMax® Bitcoin Option Income Strategy ETF	Up to 0.25% of average daily net assets
Clockwise Core Equity & Innovation ETF	Up to 0.25% of average daily net assets
Cambria Chesapeake Pure Trend ETF	Up to 0.25% of average daily net assets
Nicholas Global Equity and Income ETF	Up to 0.25% of average daily net assets
YieldMax® BABA Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® CVNA Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® DKNG Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® HOOD Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® JD Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® MARA Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® PDD Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® PLTR Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® RBLX Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® SHOP Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® SMCI Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® TSM Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® Ether Option Income Strategy ETF	Up to 0.25% of average daily net assets
Defiance Large Cap ex-Mag 7 ETF	Up to 0.25% of average daily net assets
STKD Bitcoin & Gold ETF	Up to 0.25% of average daily net assets
YieldMax® Target 12TM Semiconductor Option Income ETF	Up to 0.25% of average daily net assets
YieldMax® Target 12TM BioTech & Pharma Option Income ETF	Up to 0.25% of average daily net assets

YieldMax® Target 12TM Energy Option Income ETF	Up to 0.25% of average daily net assets
YieldMax® Target 12TM Real Estate Option Income ETF	Up to 0.25% of average daily net assets
YieldMax® Target 12TM Tech & Innovation Option Income ETF	Up to 0.25% of average daily net assets
YieldMax® Target 12TM Big 50 Option Income ETF	Up to 0.25% of average daily net assets
YieldMax® Dorsey Wright Hybrid 5 Income ETF	Up to 0.25% of average daily net assets
YieldMax® Dorsey Wright Featured 5 Income ETF	Up to 0.25% of average daily net assets
YieldMax® AI & Tech Portfolio Option Income ETF	Up to 0.25% of average daily net assets
YieldMax® Crypto Industry & Tech Portfolio Option Income ETF	Up to 0.25% of average daily net assets
YieldMax® China Portfolio Option Income ETF	Up to 0.25% of average daily net assets
YieldMax® Semiconductor Portfolio Option Income ETF	Up to 0.25% of average daily net assets
YieldMax® Biotech & Pharma Portfolio Option Income ETF	Up to 0.25% of average daily net assets
YieldMax® Ultra Short Option Income Strategy ETF	Up to 0.25% of average daily net assets
Return Stacked® Bonds & Merger Arbitrage ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long SOFI ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long AMAT ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long GOLD ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long ORCL ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long FSLR ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long DKNG ETF	Up to 0.25% of average daily net assets
Defiance Hot Sauce 3X Strategy ETF	Up to 0.25% of average daily net assets
Defiance AI & Power Infrastructure ETF	Up to 0.25% of average daily net assets
YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® S&P 500 0DTE Covered Call Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® R2000 0DTE Covered Call Strategy ETF	Up to 0.25% of average daily net assets
STKd 100% COIN & 100% NVDA ETF	Up to 0.25% of average daily net assets
STKd 100% NVDA & 100% MSTR ETF	Up to 0.25% of average daily net assets

STKd 100% MSTR & 100% COIN ETF	Up to 0.25% of average daily net assets
STKd 100% COIN & 100% HOOD ETF	Up to 0.25% of average daily net assets
STKd 100% NVDA & 100% AMD ETF	Up to 0.25% of average daily net assets
STKd 100% TSLA & 100% MSTR ETF	Up to 0.25% of average daily net assets
STKd 100% TSLA & 100% NVDA ETF	Up to 0.25% of average daily net assets
STKd 100% SMCI & 100% NVDA ETF	Up to 0.25% of average daily net assets
STKd 100% UBER & 100% TSLA ETF	Up to 0.25% of average daily net assets
STKd 100% META & 100% AMZN ETF	Up to 0.25% of average daily net assets
YieldMax® MSTR Short Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® AMD Short Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® AMZN Short Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® MARA Short Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® Bitcoin Short Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® META Short Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® SMCI Short Option Income Strategy ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long MSTR ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income MSTR ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long HIMS ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long IONQ ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long RKLB ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long CVNA ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long HOOD ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long VST ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long JPM ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long PENN ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long SOUN ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long MRVL ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long RGTI ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Short RIOT ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Short SMCI ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Short LLY ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long DJT ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long RDDT ETF	Up to 0.25% of average daily net assets
Defiance Trillion Dollar Club Index ETF	Up to 0.25% of average daily net assets
Defiance Nasdaq 100 LightningSpread™ Income ETF	Up to 0.25% of average daily net assets

Defiance S&P 500 LightningSpread™ Income ETF	Up to 0.25% of average daily net assets
Defiance Russell 2000 LightningSpread™ Income ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Short CVNA ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Short IONQ ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Short PLTR ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Short RKLB ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long ARM ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long UBER ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long ANET ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long PM ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ AI Option Income ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ AMD Option Income ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ AMZN Option Income ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ COIN Option Income ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ MARA Option Income ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ MSTR Option Income ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ NVDA Option Income ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ PLTR Option Income ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ SMCI Option Income ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ TSLA Option Income ETF	Up to 0.25% of average daily net assets
Return Stacked® U.S. Stocks & Gold/Bitcoin ETF	Up to 0.25% of average daily net assets
Nicholas Crypto Income ETF	Up to 0.25% of average daily net assets
Hilton BDC Corporate Bond ETF	Up to 0.25% of average daily net assets
YieldMax™ Target 25™ Bitcoin Option Income ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2x Long OKLO ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2x Long QBTS ETF	Up to 0.25% of average daily net assets

Defiance Daily Target 2x Short RGTI ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2x Short QBTS ETF	Up to 0.25% of average daily net assets
Defiance MSTR Double Short Hedged ETF	Up to 0.25% of average daily net assets
Defiance Nasdaq 100 Double Short Hedged ETF	Up to 0.25% of average daily net assets
Defiance 2X Daily Long Pure Quantum ETF	Up to 0.25% of average daily net assets
Defiance MAGA Seven ETF	Up to 0.25% of average daily net assets
Defiance Vol Carry Hedged ETF	Up to 0.25% of average daily net assets
Defiance Enhanced Short Vol ETF	Up to 0.25% of average daily net assets
Defiance Enhanced Long Vol ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income AAPL ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income AMD ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income AMZN ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income BRK.B ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income COIN ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income GOOGL ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income HIMS ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income HOOD ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income META ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income NFLX ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income NVDA ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income PLTR ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income SMCI ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income TSLA ETF	Up to 0.25% of average daily net assets
YieldMax® RDDT Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® GME Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® AFRM Option Income Strategy ETF	Up to 0.25% of average daily net assets

YieldMax® CRWD Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® UBER Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® ARM Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® AVGO Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® HIMS Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® APP Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® LLY Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® SPOT Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® IONQ Option Income Strategy ETF	Up to 0.25% of average daily net assets
LevMax™ Bitcoin [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ COIN [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ MSTR [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ NVDA [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ PLTR [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ TSLA [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ AMZN [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ BRK-B [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ MSFT [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ HOOD [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ RDDT [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
LevMax™ SMCI [Monthly 3x1] ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income Magnificent Seven ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income Nasdaq 100 ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income S&P 500 ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income Ethereum ETF	Up to 0.25% of average daily net assets

Defiance Leveraged Long + Income Bitcoin ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income CRCL ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income CRWV ETF	Up to 0.25% of average daily net assets
Defiance Leveraged Long + Income GLXY ETF	Up to 0.25% of average daily net assets
YieldMax® GLXY Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® CRWV Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® CRCL Option Income Strategy ETF	Up to 0.25% of average daily net assets
YieldMax® SCHD DoubleDiv™ ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long AEO ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long ALAB ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long APLD ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long AVAV ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long BLSH ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long DASH ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long ET ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long FIG ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long IREN ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long JOBY ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long KTOS ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long LMND ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long MP ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long MRNA ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long NBIS ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long NVTS ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long OSCR ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long PONY ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long QS ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long RBRK ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long RCAT ETF	Up to 0.25% of average daily net assets
Defiance Daily Target 2X Long ZETA ETF	Up to 0.25% of average daily net assets
Defiance SCHD Target 10 Income ETF	Up to 0.25% of average daily net assets